UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2023

TRITON INTERNATIONAL LIMITED

(Exact name of Registrant as specified in its charter)

Bermuda	001-37827	98-1276572
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

Victoria Place, 5th Floor, 31 Victoria Street Hamilton HM 10, Bermuda

(Address of principal executive offices, including zip code)

(441) 294-8033

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common shares, $0.01 par value per share	TRTN	New York Stock Exchange
8.50% Series A Cumulative Redeemable Perpetual Preference Shares	TRTN PRA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Perpetual Preference Shares	TRTN PRB	New York Stock Exchange
7.375% Series C Cumulative Redeemable Perpetual Preference Shares	TRTN PRC	New York Stock Exchange
6.875% Series D Cumulative Redeemable Perpetual Preference Shares	TRTN PRD	New York Stock Exchange
5.75% Series E Cumulative Redeemable Perpetual Preference Shares	TRTN PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on April 11, 2023, Triton International Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Triton” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Brookfield Infrastructure Corporation, a corporation organized under the laws of British Columbia (the “Public Parent” or “BIPC”), Thanos Holdings Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Parent”) and Thanos MergerSub Limited, an exempted company limited by shares incorporated under the laws of Bermuda and a subsidiary of Parent (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger (the “Surviving Company”) as a subsidiary of Parent. On July 6, 2023, in connection with the Merger, the Company filed with the U.S. Securities and Exchange Commission (“SEC”) a definitive proxy statement (as supplemented, the “Definitive Proxy Statement”) with respect to the special general meeting of the Company’s shareholders (“Special Meeting”) scheduled to be held on August 24, 2023. Additional information about how to attend the Special Meeting is contained in the Definitive Proxy Statement.

Litigation Relating to the Merger

As of August 17, 2023, the Company is aware of three complaints that have been filed by purported shareholders of the Company, challenging the Merger and the Definitive Proxy Statement. Two of the complaints, captioned Philips v. Triton International Ltd., et al., Case No. 64817-23 and Smith v. Triton International Ltd., et al., Case No. 64593-23, were filed in the Supreme Court of the State of New York, County of Westchester. One complaint, captioned Riley v. Triton International Ltd., et al., Case No. 1:23-cv-06990 (S.D.N.Y.), was filed in the United States District Court for the Southern District of New York (each a “Complaint,” and collectively, the “Complaints”). The Complaints are filed as individual actions against the Company and current members of the Company’s board of directors.

The Complaints allege, among other things, that certain disclosures in the Definitive Proxy Statement were materially incomplete and misleading, including in respect of the disclosures concerning the Company’s financial projections and the analyses performed by the Company’s financial advisor in support of its fairness opinion. The Complaints further allege, among other things, in the case of the Riley action, violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, 15 U.S.C. §§ 78n(a), 78t(a), SEC Rule 14a-9, 17 C.F.R. 240.14a-9 and 17 C.F.R. § 244.100 and, in the case of the Philips and Smith actions, violations of the Bermuda Companies Act of 1981 and claims under New York common law.

The Complaints seek injunctive relief, including enjoining the Company from consummating the Merger unless and until the defendants disclose the allegedly omitted material information and rescinding the Merger in the event the Company consummates the Merger (or awarding rescissory damages). The Complaints also seek, among other relief, damages and an award of attorneys’ and expert fees and expenses. Since June 1, 2023, the Company also has received seven letters on behalf of purported shareholders of the Company raising similar allegations and demanding the disclosure of certain additional information (the “Shareholder Letters”).

The Company believes that the claims and allegations in the Complaints and Shareholder Letters are without merit and that no further disclosure is required under applicable law. However, to avoid the risk of the claims delaying or adversely affecting the Merger and to minimize the costs, risks, and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the Definitive Proxy Statement as described in this Current Report on Form 8-K (the “Current Report”). Nothing in this Current Report shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Complaints and Shareholder Letters and any assertion that additional disclosure was or is required.

Supplemental Disclosures to Definitive Proxy Statement

This supplemental information to the Definitive Proxy Statement should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety and which is available on the Internet site maintained by the SEC at http://www.sec.gov, along with periodic reports and other information Triton files with the SEC. To the extent that the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. Nothing herein shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. All page references in the information below are to pages in the Definitive Proxy Statement, and all terms used but not defined below shall have the meanings set forth in the Definitive Proxy Statement. Except as specifically noted herein, the information set forth in the Definitive Proxy Statement remains unchanged.

The disclosure in the section of the Definitive Proxy Statement entitled “The Merger Proposal – Background of the Merger” is hereby amended and supplemented by adding the following bold and underlined language to paragraph 7 on page 56 of the Definitive Proxy Statement.

On October 7, 2022, Triton and Brookfield entered into the Confidentiality Agreement, which, among other things, contained a customary standstill provision pursuant to which Brookfield would be prohibited from taking certain actions with respect to Triton until October 7, 2023, subject to certain termination triggers. Such termination triggers include (a) Triton entering into a definitive agreement with a third party resulting in such third party owning (i) at least 50% of Triton’s voting securities or (ii) substantially all of Triton’s assets and (b) the commencement of a tender offer or exchange offer with respect to at least 50% of Triton’s voting securities and the Triton Board recommended in favor of such transaction.

The disclosure in the section of the Definitive Proxy Statement entitled “The Merger Proposal – Opinion of Triton’s Financial Advisor – Summary of Material Financial Analysis – Illustrative Discounted Dividend Analysis” is hereby amended and supplemented by adding the following bold and underlined language to the last paragraph on page 71 of the Definitive Proxy Statement.

Illustrative Dividend Discount Analysis. Using the Forecasts, Goldman Sachs performed an illustrative dividend discount analysis on Triton to derive a range of illustrative present values per Common Share. Using the mid-year convention for discounting dividends and share repurchases and discount rates ranging from 8.0% to 9.5%, reflecting estimates of Triton’s cost of equity, Goldman Sachs discounted to present value as of December 31, 2022 (i) estimates of dividends and share repurchases for Triton for the calendar years 2023 through 2027 as reflected in the Forecasts and (ii) a range of illustrative terminal values for Triton, which were calculated by applying terminal year exit price to tangible book value multiples ranging from 1.4x to 1.8x, to a terminal year estimate of the tangible book value of Triton of approximately $3,266 million, as reflected in the Forecasts. The range of terminal year exit price to tangible book value multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account historical price to tangible book value multiples of Triton and of Textainer Group Holdings Limited (“Textainer”), as described below in the section captioned “The Merger Proposal—Opinion of Triton’s Financial Advisor—Selected Publicly Traded Companies Trading Multiples.” Goldman Sachs derived the discount rates by application of the Capital Asset Pricing Model (“CAPM”), which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding Common Shares of Triton of approximately 55.4 million, as provided by and approved for Goldman Sachs’ use by the management of Triton, using the treasury stock method, to derive a range of illustrative present values per Common Share of Triton, rounded to the nearest dollar, ranging from $79 to $100.

The disclosure in the section of the Definitive Proxy Statement entitled “The Merger Proposal – Opinion of Triton’s Financial Advisor – Summary of Material Financial Analysis – Illustrative Present Value of Future Share Price Analysis” is hereby amended and supplemented by adding the following bold and underlined language to and deleting the following strikethrough language from the first full paragraph on page 72 of the Definitive Proxy Statement.

Illustrative Present Value of Future Share Price Analysis. Using the Forecasts, Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per Common Share. For this analysis, Goldman Sachs first calculated the implied equity value for Triton as of December 31 for each of calendar years 2023 through 2025, by applying a range multiples of illustrative price to tangible book value of 1.4x to 1.8x to estimates of Triton’s tangible book value as of December 31 for each of calendar years 2023 through 2025. This illustrative range of price to tangible book value multiple estimates was derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical price to tangible book value multiples for Triton and current and historical price to tangible book value multiples for Textainer, as described below in the section captioned “The Merger Proposal—Opinion of Triton’s Financial Advisor—Selected Publicly Traded Companies Trading Multiples.” Goldman Sachs then divided the implied equity values it derived by the projected year-end number of fully diluted outstanding Common Shares of Triton for each of calendar years 2023 through 2025 of approximately 52.3 million, 50.3 million and 47.7 million, respectively, ~~calculated using information~~ as provided by and approved for Goldman Sachs’ use by the management of Triton, to derive a range of implied future values per Common Share of Triton (excluding dividends). Goldman Sachs then added the cumulative dividends per Common Share of Triton expected to be paid to holders of the Common Shares through the end of each of fiscal years 2023 through 2025, using the Forecasts, to derive a range of implied future values per Common Share of Triton (including dividends). Goldman Sachs then discounted these implied future equity values per Common Share to December 31, 2022, using an illustrative discount rate of 8.75%, reflecting an estimate of Triton’s cost of equity. Goldman Sachs derived such discount rate by application of the CAPM, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values, rounded to the nearest dollar, of $57 to $87 per Common Share.

The disclosure in the section of the Definitive Proxy Statement entitled “The Merger Proposal – Opinion of Triton’s Financial Advisor – Summary of Material Financial Analysis – Selected Transactions Analysis” is hereby amended and supplemented by adding the following bold and underlined language to the table on page 72 of the Definitive Proxy Statement.

Announcement Date	Selected Transactions		Target Enterprise Value ($Billion)	Target P/TBV
	Acquiror	Target
June 2021	Mitsubishi HC Capital Inc.	CAI International, Inc.	2.9	1.6x
January 2013	Ontario Teachers’ Pension Plan	SeaCube Container Leasing Ltd.	1.7	2.1x

The disclosure in the section of the Definitive Proxy Statement entitled “The Merger Proposal – Opinion of Triton’s Financial Advisor – Summary of Material Financial Analysis – Selected Transactions Analysis” is hereby amended and supplemented by adding the following bold and underlined language to the last paragraph on page 72 of the Definitive Proxy Statement.

Based on the results of the foregoing calculations and Goldman Sachs’ professional judgment and experience, Goldman Sachs applied a reference range of price to tangible book value multiples of 1.6x to 2.1x to Triton’s tangible book value as of December 31, 2022, as provided by and approved for Goldman Sachs’ use by the management of Triton, to derive a range of implied enterprise values for Triton. Goldman Sachs then divided the result by the number of fully diluted outstanding Common Shares of Triton of approximately 55.4 million, as provided by and approved for Goldman Sachs’ use by the management of Triton, to derive a reference range of implied values per Common Share, rounded to the nearest dollar, of $64 to $84.

Additional Information and Where to Find It

In connection with the proposed transaction, Brookfield Infrastructure Partners, L.P. (“BIP”) and BIPC filed with the SEC a registration statement, including a joint prospectus of BIP and BIPC and a definitive proxy statement of Triton (as amended, the “Registration Statement”). The Registration Statement was declared effective by the SEC on July 6, 2023, and the Definitive Proxy Statement was filed by Triton on July 6, 2023. Each of BIP, BIPC and Triton may also file other relevant documents with the SEC and, in the case of BIP and BIPC, with the applicable Canadian securities regulatory authorities, regarding the proposed acquisition. This communication is not a substitute for the Registration Statement, the proxy statement/joint prospectus or any other document that BIP, BIPC or Triton may file with the SEC and, in the case of BIP and BIPC, with the applicable Canadian securities regulatory authorities, with respect to the proposed transaction. The definitive proxy statement/joint prospectus has been mailed to

Triton’s shareholders of record as of July 3, 2023. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/JOINT PROSPECTUS, ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR APPLICABLE CANADIAN SECURITIES REGULATORY AUTHORITIES CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT BIPC, TRITON AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these materials and other documents containing important information about BIP, BIPC, Triton and the proposed transaction, once such documents are filed with the SEC free of charge through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC or applicable Canadian securities regulatory authorities by BIP and BIPC will be made available free of charge on BIP and BIPC’s website at https://bip.brookfield.com/bip/reports-filings/regulatory-filings. Copies of documents filed with the SEC by Triton will be made available free of charge on Triton’s investor relations website at https://www.tritoninternational.com/investors.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements.” Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include the following: risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain the requisite vote by the shareholders of Triton in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring Triton to pay a termination fee; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; disruption from the transaction making it more difficult to maintain business and operational relationships; continued availability of capital and financing and rating agency actions; disruptions in the financial markets; certain restrictions during the pendency of the transaction that may impact Triton’s ability to pursue certain business opportunities or strategic transactions; risks related to diverting management’s attention from Triton’s ongoing business operation; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Triton’s common shares or the Class A exchangeable subordinate voting shares (“BIPC Shares”) of BIPC and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition, other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; decreases in the demand for leased containers; decreases in market leasing rates for containers; difficulties in re-leasing containers after their initial fixed-term leases; customers’ decisions to buy rather than lease containers; increases in the cost of repairing and storing Triton’s off-hire containers; Triton’s dependence on a limited number of customers and suppliers; customer defaults; decreases in the selling prices of used containers; the impact of COVID-19 or future global pandemics on Triton’s business and financial results; risks resulting from the political and economic policies of the United States and other countries, particularly China, including but not limited to, the impact of trade wars, duties, tariffs or geo-political conflict; risks stemming from the international nature of Triton’s business, including global and regional economic conditions, including inflation and attempts to control inflation, and geopolitical risks such as the ongoing war in Ukraine; extensive competition in the container leasing industry and developments thereto; decreases in demand for international trade; disruption to Triton’s operations from failures of, or attacks on, Triton’s information technology systems; disruption to Triton’s operations as a result of natural disasters; compliance with laws and regulations related to economic and trade sanctions, security, anti-terrorism, environmental protection and anti-corruption; the availability and cost of capital; restrictions imposed by the terms of Triton’s debt agreements; and changes in tax laws in Bermuda, the United States and other countries.

Discussions of additional risks and uncertainties are contained in Triton’s, BIP’s and BIPC’s filings with the SEC, all of which can be obtained free of charge from the sources indicated above in “Additional Information and Where to Find It”. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Triton, BIP and BIPC assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Triton, BIP and BIPC do not give any assurance that it will achieve its expectations.

Participants in the Solicitation

BIP, BIPC, Triton and their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Triton’s shareholders in connection with the proposed transaction. Information about Triton’s directors and executive officers is set forth in the proxy statement for Triton’s 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 15, 2023. Information about BIP’s directors and executive officers is set forth in BIP’s Annual Report on Form 20-F, which was filed with the SEC on March 17, 2023 and BIPC’s directors and executive officers is set forth in BIPC’s Annual Report on Form 20-F, which was filed with the SEC on March 17, 2023. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement/prospectus and other relevant materials regarding the acquisition that have been filed with the SEC in respect of the proposed transaction. These documents can be obtained free of charge from the sources indicated above in “Additional Information and Where to Find It”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRITON INTERNATIONAL LIMITED

Date: August 17, 2023	By:	/s/ Carla L. Heiss
Carla L. Heiss
Senior Vice President, General Counsel and Secretary